Exhibit 99.1

PureCycle Technologies Appoints Lawrence Somma as Chief Financial Officer

ORLANDO, Fla.–Nov. 4, 2021– PureCycle Technologies, Inc. (Nasdaq: PCT) announced today that Lawrence “Larry” Somma has joined the innovative plastics recycling company as the next Chief Financial Officer (CFO). Somma will lead PureCycle’s financial strategy as the Company seeks to transition to a revenue-generating growth business.

Somma comes to PureCycle with nearly three decades of experience in the corporate finance sector at world-class publicly traded companies within the plastics, manufacturing, hospitality and consumer goods industries. Most recently, Somma spent eight years at LyondellBasell Industries N.V., where he served as vice president of finance strategy and transformation for two years and vice president, corporate treasurer for six years.

Mike Otworth, CEO, PureCycle, said, “I’m thrilled to welcome Larry to PureCycle. He has the deep financial experience and industry knowledge to lead our financial team and capital strategy during the next phase of our growth. Larry will bring a valuable perspective to PureCycle as we continue to successfully execute our vision and objectives relative to scaling the business globally. With our Ironton, Ohio facility slated for expected completion in the fourth quarter of 2022 and our Augusta facility in its beginning stages of development, Larry’s experience will be critical in helping us fuel further growth.”

As a financial leader, Somma’s experiences include developing global finance strategies, raising project and corporate capital, overseeing treasury operations and liquidity management, leading enterprise risk management (ERM), and managing financial risk, including foreign exchange, commodity, and interest rate. In his recent role as a corporate treasurer, he completed six debt issuances (USD and EUR) totaling $6 billion. Somma has also had an expatriate assignment leading a procurement team, managed investor relations activity and was a leading team member for an initial public offering (IPO), a corporate spin-off and a leveraged buyout (LBO).

Somma holds an M.B.A in Finance from the University of Buffalo (1992), as well as a M.E. in Engineering Management (1989) and B.S. in Mechanical Engineering (1988) from Cornell University.

Larry Somma said, “PureCycle is taking meaningful action to help end the plastic waste crisis and I’m proud to be joining this team. PureCycle has experienced meaningful expansion and success already and I’m incredibly excited to deploy my financial expertise, business contacts, and perspective to help PureCycle scale and bring this revolutionary idea and technology to market.”

Somma will succeed Michael Dee, who served as the Company’s CFO since the November 2020 announcement of the merger with ROCH Acquisition I. Dee spearheaded the raising of close to $750 million for PureCycle’s expansion and helped ensure the completion of the merger into a publicly listed company. Dee will ensure a seamless transition and assume an advisory role for the next 60 days.

Michael Dee, CFO, PureCycle, said, “In a 40-year financial career, PureCycle is one of the most exciting companies I have worked with. To have been part of such an extraordinary team who will solve a significant portion of our global plastic pollution crisis has been both rewarding and thrilling.”

Otworth added, “I’d like to thank Michael Dee for his tremendous work over the past year here at PureCycle. He has played an instrumental role in advancing our company to where we are today. His years of experience and knowledge of financial institutions helped PureCycle achieve a successful merger into a public company and secure much needed capital to build our flagship facility.”

Somma is expected to begin as PureCycle’s new CFO on Monday, Nov. 15, 2021.

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Contact:
Anna Farrar
afarrar@purecycle.com
954.647.7059

Investor Relations

Contact: Georg Venturatos

Gateway Investor Relations

PCT@Gatewayir.com

949.574.3860

About PureCycle Technologies
PureCycle Technologies LLC, a subsidiary of PureCycle Technologies, Inc., holds a global license to commercialize the only patented solvent-based purification recycling technology, developed by The Procter & Gamble Company, for restoring waste polypropylene (PP) into ultra-pure resin. The proprietary process removes color, odor and other contaminants from recycled feedstock resulting in ultra-pure polypropylene suitable for any PP market. To learn more, visit purecycle.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements about the financial condition and prospects of PCT. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as "plan," "believe," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "continue," "could," "may," "might," "possible," "potential," "predict," "should," "would" and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of PCT and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in "Risk Factors," those discussed and identified in public filings made with the Securities and Exchange Commission (the "SEC") by PCT and the following: PCT's ability to meet, and to continue to meet, applicable regulatory requirements for the use of PCT's UPRP in food grade applications (both in the United States and abroad); PCT's ability to comply on an ongoing basis with the numerous regulatory requirements applicable to the UPRP and PCT's facilities (both in the United States and abroad); expectations and changes regarding PCT's strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and PCT's ability to invest in growth initiatives; PCT's ability to scale and build its first plant in Ironton, Ohio a timely and cost-effective manner; PCT's ability to scale and build its first cluster facility in Augusta, Georgia in a timely and cost-effective manner PCT's ability to maintain exclusivity under the P&G license (as described below); the implementation, market acceptance and success of PCT's business model and growth strategy; the success or profitability of PCT's offtake arrangements; the ability to source feedstock with a high polypropylene content; PCT's future capital requirements and sources and uses of cash; PCT's ability to obtain funding for its operations and future growth; developments and projections relating to PCT's competitors and industry; the outcome of any legal proceedings to which PCT is, or may become a party, including recently filed securities class action cases; geopolitical risk and changes in applicable laws or regulations; the possibility that PCT may be adversely affected by other economic, business, and/or competitive factors; operational risk; and risk that the COVID-19 pandemic, and local, state, and federal responses to addressing the pandemic may have an adverse effect PCT's business operations, as well as PCT's financial condition and results of operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of PCT prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements or other matters attributable to PCT or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release. Except to the extent required by applicable law or regulation, PCT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.